SEASONS SERIES TRUST

Supplement to the Statement of Additional Information
Dated July 29, 2003

On page 12 of the Statement of Additional Information, under "Investment Objectives and Policies - Focus Growth Portfolio" the column entitled "What other types of risk may potentially or periodically affect the Portfolio?" should be deleted in its entirety and replaced with the following:

Focus Growth Portfolio
What other types of risk may potentially or periodically affect the Portfolio?	Currency volatility Emerging markets

Dated: March 19, 2004